UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (date of earliest event reported): June 19, 2018
____________

SERVICENOW, INC.
(Exact name of registrant as specified in its charter)

____________

Delaware	001-35580	20-2056195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2225 Lawson Lane
Santa Clara, California	95054
(Address of Principal Executive Offices)	(Zip Code)

(408) 501-8550
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of ServiceNow, Inc. (the “Company”) on June 19, 2018, the Company's stockholders approved an amendment to the Company’s 2012 Equity Incentive Plan (the “2012 Plan”) to provide that the total combined value of cash paid and equity awards granted to a non-employee director in any calendar year cannot exceed $750,000 in the aggregate. A summary of the amended 2012 Plan was included as part of Proposal No. 4 in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2018 (the “Proxy Statement”). Such summary is qualified by and subject to the full text of the amended 2012 Plan, which was filed as Appendix A to the Proxy Statement and is incorporated by reference herein in its entirety.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 19, 2018, the Company held its Annual Meeting. The following proposals were voted upon and the final voting results with respect to each such proposal are set forth below:

1.
Election of four Class III directors, Susan L. Bostrom, Jonathan C. Chadwick, Frederic B. Luddy and Jeffrey A. Miller, each to serve a three-year term, which will expire at the 2021 Annual Meeting of Stockholders, or until such time as their respective successors have been duly elected and qualified or their respective death, resignation or removal:

Nominees	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
Susan L. Bostrom	149,137,240	4,703,245	175,676	11,470,265
Jonathan C. Chadwick	152,870,764	967,042	178,355	11,470,265
Frederic B. Luddy	150,034,614	3,866,647	114,900	11,470,265
Jeffrey A. Miller	151,104,304	2,744,180	167,677	11,470,265

Based on the votes set forth above, each of the director nominees was duly elected.

2.	Non-binding, advisory vote on a resolution to approve the compensation of the Company's named executive officers:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
91,420,120	60,751,426	1,844,615	11,470,265

Based on the votes set forth above, the stockholders advised that they were in favor of the Company's named executive officer compensation set forth in the Proxy Statement.

3.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

Shares For	Shares Against	Shares Abstaining
164,963,122	153,494	369,810

Based on the votes set forth above, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was duly ratified.

4.	Approval of amendment to the 2012 Plan to include a limit on non-employee director compensation:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
120,609,652	31,611,452	1,795,057	11,470,265

Based on the votes set forth above, the amendment to the 2012 Plan to include a limit on non-employee director compensation was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICENOW, INC.

	By:	/s/ Michael P. Scarpelli
Michael P. Scarpelli Chief Financial Officer

Date: June 22, 2018